SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No. _________)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12.

                   Advanced Communications Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
   (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________
     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________
     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________
     5) Total fee paid:

     ___________________________________________________________________________

     [ ]   Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           _____________________________________________________________________
           2) Form, Schedule or Registration Statement No.:

           _____________________________________________________________________
           3) Filing Party:

           _____________________________________________________________________
           4) Date Filed:

           _____________________________________________________________________

                   Advanced Communications Technologies, Inc.
                         19200 Von Karman Ave. Suite 500
                                Irvine, CA 92604

                                   ----------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                   ----------

                                                                  August 6, 2001

To the Holders of Common Stock of
Advanced Communications Technologies, Inc.

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Advanced Communications Technologies, Inc. (the "Company") will be held at 19200 Von Karman Avenue, Suite 500, Irvine, California 92604 on September 11, 2001 at 9:30 a.m., for the following purposes:

      1. To increase the Company's authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

      2. To provide for a class of 25,000,000 shares of Preferred Stock which will have such terms as the Board of Directors shall determine from time to time.

      3. To amend the Company's Articles of Incorporation to provide for indemnification of the Company's officers, directors, employees and agents to the full extent permitted by law.

      4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on July 31, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after August 20, 2001, during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING.

Dated:  Irvine, California                   By Order of the Board of Directors,
        August 6, 2001

                                             ___________________________________
                                             Roger May
                                             Chairman and
                                             Chief Executive Officer

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                         19200 Von Karman Ave. Suite 500
                                Irvine, CA 92604

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         Special Meeting of Stockholders
                               September 11, 2001

                                   ----------

                                  INTRODUCTION

      This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Communications Technologies, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on September 11, 2001, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions and, if no choice is specified, the proxies will not be voted on the matters being presented to stockholders at the Meeting.

      The  Special   Meeting  of   Stockholders   of   Advanced   Communications
Technologies, Inc. will be held on September 11, 2001 at 19200 Von Karman Ave., Suite 500, Irvine, California 92604 at 9:30 a.m. local time.

                       VOTING RIGHTS AND PROXY INFORMATION

      Proxies in the accompanying form are solicited on behalf of any and at the direction of the Board of Directors, which has fixed the close of business on July 31, 2001 as the record date (the "Record Date") for the determination of holders of outstanding shares of the Company's Common Stock entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Holders of record of Common Stock at the close of business on July 31, 2001, are entitled to notice of and to vote at the meeting. As of July 31, 2001, there were issued and outstanding 94,489,916 shares of the Company's Common Stock, each entitled to one vote, which were held of record on such date by approximately 325 record holders.


     All shares of the Company's Common Stock represented by properly executed proxies will be voted at the Special Meeting in accordance with the directions indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will not be voted for the matters presented to stockholders. If any other matters are properly presented at the Special Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Special Meeting may be adjourned, and additional proxies solicited, if at the time of the Special Meeting a quorum is not present or the votes necessary to approve the Capitalization Amendment have not been obtained. Any adjournment of the Special Meeting would require the affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock represented at the Special Meeting (regardless of whether such shares constituted a quorum).


      Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Special Meeting and voting in person, by executing a later-dated proxy relating to the same shares or by a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Special Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, 19200 Von Karman Ave. Suite 500, Irvine, CA 92604, Attention: Roger May, Chairman.

      In addition to the use of the mail, proxies may be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Company's Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth, as of June 30, 2001, information regarding beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock (based on information furnished to the Company on behalf of such persons or otherwise known to the Company), (ii) each of the directors of the Company, and (iii) all current directors and executive officers as a group. Beneficial ownership of a security is determined pursuant to Section 13d-3 of the Securities Act of 1934, as amended. A person is deemed to be the beneficial owner of a security, subject to Section 13d-3(b) if, among other things, that person has the right to acquire security within 60 days.


                                  COMMON STOCK


--------------------------------------------------------------------------------
                                        Amount and              Percentage of
            Name and Address            Nature of               Common Stock
          Of Beneficial Owner      Beneficial Ownership          Outstanding
--------------------------------------------------------------------------------
Roger May                               27,692,000+                 29.3%
--------------------------------------------------------------------------------
Advanced Communications
Technologies (Australia)
Pty Ltd.                                10,000,000                  10.5%
--------------------------------------------------------------------------------
E.R. DuPont                              6,200,383*                 6.56%
--------------------------------------------------------------------------------
Nancy Needham                           11,958,801*                12.65%
--------------------------------------------------------------------------------
Wayne Danson                               428,157                    ++
--------------------------------------------------------------------------------
Jonathan Lichtman                        1,047,000**                 1.1%
--------------------------------------------------------------------------------
Randall Prouty                             774,500                    ++%
--------------------------------------------------------------------------------
Michael Finch                              100,000                    ++
--------------------------------------------------------------------------------
Wilbank Roche                               50,000                    ++
--------------------------------------------------------------------------------
All current officers and directors
  as a group                            30,091,657                  31.8%
--------------------------------------------------------------------------------


*   The Company disputes the entitlement of these holders to these shares.

+ Includes 10,000,000 shares owned by Advanced Communications Technologies (Australia) Pty Ltd.

** Includes 160,000 shares owned by trusts for the benefit of Mr. Lichtman's children.

++  Less than 1%

                           INFORMATION ABOUT DIRECTORS

Nominees for Director

Directors, Executive Officers and Key Employees


     The following table sets forth the names and ages of the current directors and executive officers of ADVC who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected Specially by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships or understandings between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.


Our directors and officers are as follows:

Name                             Age         Position
----                             ---         --------

Roger May                        55          Chief Executive Officer,
                                               Chairman of the Board; Director
Wayne I. Danson                  47          Chief Financial Officer; Director
Jonathan J. Lichtman             49          Director
Dr. Michael Finch                52          Director
Randall Prouty                   48          Director
Wilbank J. Roche                 54          Director
Allen Roberts                    50          Director

      Roger May, Chief Executive Officer, Chairman of the Board and Director. Roger May has been the Chairman and Chief Executive Officer of ADVC since its formation in 1998. In 1991 he founded America's first nationwide central reservation system known as Independent Reservation Services Ltd ("IRS"). In 1997 Roger negotiated the sale of IRS to a Florida public company, Teleservices International Group. In 1987, Mr. May began his focus on telecommunications, first establishing nationwide distribution networks for a private network and then marketing discounted telecommunications products and associated services to the hospitality industry. He established successful joint ventures with Cable & Wireless, and relationships with Rochester Telephone, Bell Atlantic, Frontier Communications and others. Mr. May moved to Los Angeles from Australia in 1980 to capitalize on export incentive allowances offered by the Australian government. He began operating a wool exporting company and then purchased a franchise for International Business Exchange, Inc., a barter exchange company. Mr. May began his marketing career in Australia in 1969, where he was a General Manager for the largest General Motors dealership in Australia.

      Wayne I. Danson, Chief Financial Officer and Director. Mr. Danson has served as the Company's Chief Financial Officer since December 1, 1999 and was appointed a director on January 3, 2000. Since May 1999, Mr. Danson has been the Managing Director and Founder of Danson Partners LLC, a financial advisory and investment banking firm specializing in middle market companies in the real estate and technology industries. Prior to forming Danson Partners LLC, from August 1996 to April 1999 Mr. Danson was co-head of and Managing Director of PricewaterhouseCoopers LLP's Real Estate Capital Markets Group. Prior to joining PricewaterhouseCoopers, from 1988 through 1995 Mr. Danson was a Managing Tax Partner with Kenneth Leventhal & Company in New York and Washington D.C., where he was also Kenneth Leventhal's National Director of its International and Debt Restructure Tax Practices. Prior to his involvement with Kenneth Leventhal, Mr. Danson was a Managing Director with Wolper Ross & Co., Ltd. in New York, a closely held financial services company specializing in financial, tax, pension consulting, designing financial instruments and providing venture capital and investment banking services. Mr. Danson graduated with honors from Bernard M. Baruch College with a BBA in Accounting and an MBA in Taxation.

      Jonathan J. Lichtman, Director, Mr. Lichtman is currently an attorney with the Boca Raton law firm of Levinson & Lichtman, LLP, where he specializes in structuring corporate and partnership transactions. Mr. Lichtman is also currently a general partner of a number of real estate partnerships in New York and Florida. Prior to forming his current firm, Mr. Lichtman was an attorney since 1988 with English, McCaughan and O'Bryan, PA, where he performed legal work for real estate developers and corporations. Mr. Lichtman obtained his J.D. degree, cum laude, from Syracuse University College of Law and his LLM degree in taxation from the University of Miami School of Law. He is also a certified public accountant and is licensed to practice law in Florida and New York.

      Dr. Michael Finch, Director, Dr. Finch was appointed a Director of the Company in April 1998 and since 1998, has been Chief Technology Officer of New Media Solutions, responsible for the conception, planning, creation, execution and deployment of all software products and projects. For the four years before that, he was employed by Media Forum (first in the UK, and then in the US) as Director of Product Development. He was responsible for developing and implementing Media Forum's software capabilities and strategy, managing technical and complex software projects for high-end clients, and pre-sales demonstrations to clients of Media Forum's software stance and expertise. From 1983 to 1993 Dr. Finch was a Financial Software Engineer, who designed, wrote and implemented sophisticated real-time computer programs for trading Financial Instruments and Commodities on the Chicago and New York Futures exchanges. Prior to 1983 Dr. Finch was a research scientist and mathematician, with an academic career at four UK universities. He obtained a Doctorate of Mathematics at Sussex University for original research into Einstein's Theory of General Relativity and its application to Neutron Stars. He lectured at Queen Mary's College London on advanced mathematics.

      Randall Prouty, Director, Mr. Prouty, a co-founder of the Company and Director since April 1998, is currently the President and sole owner of Bristol Realty Corporation, a firm active in the commercial real estate finance and brokerage market. He is also the sole owner of Bristol Capital, Inc., a firm active in consulting and business development work for companies seeking access to capital markets, and through which he is incubating other e-business ventures. Mr. Prouty is a licensed real estate and mortgage broker in the State of Florida and is considered an expert in real estate finance. His technical background includes being a qualified webmaster and developing e-businesses on the web.

      Wilbank J. Roche, Director, Mr. Roche was appointed a Director of the Company on March 25, 1999 and is currently a principal with the law firm of Roche & Holt in Santa Monica, California. Mr. Roche was an honors graduate from the University of California in 1976 as well as from Loyola University School of Law, Los Angeles, in 1979. He was admitted to the California State Bar in 1979 and has been practicing law actively since that time. Mr. Roche worked for law firms in the Los Angeles area from 1976 to 1983, when he opened his own office. In 1985, he formed Roche & Holt. Mr. Roche's law practice has revolved largely around representing small businesses and their owners. In that regard, he has provided legal services in connection with the formation, purchase, sale, and dissolution of numerous entities, as well as in connection with their on-going operations. In the past several years, he has devoted substantial time to clients in the telecommunications business.

      Allen Roberts, Director, was appointed a Director on July 10, 2001. His backgound is in Banking and Finance with a career spanning thirty years. His last position was as Head of Credit for the Bank of Melbourne in Australia reporting to the Managing Director and the Board. He held that position for a period of three years. In 1998 Mr. Roberts set up his own financial consulting business dealing in mergers and acquisitions, capital and primary debt funding. Mr. Roberts joined Advanced Communications Technologies (Australia) Pty Ltd
(ACT) in 2000 as VP Mergers and Acquisitions. He has overseen all of that company's mergers and acquisitions since joining including:

1. The reverse merger of Australon Enterprises Australia Pty Ltd with Gawler Gold and Mineral Exploration Limited . Gawler has since been renamed Australon Limited.

2. The acquisition of Data Link Technologies Pty Ltd by ACT's subsidiary Advanced Network Technologies Pty Ltd (ANT).

3.The acquisition of all of the network assets, customer base and 500MHz spectrum licenses owned by Simoco Australia Pty Ltd.

4. The acquisition of the Victoria Communications business by ANT.

          PROPOSAL NO. 1-INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

      The Board of Directors has authorized an amendment to the Company's Articles of Incorporation increasing its authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares. The Board is recommending that shareholders approve the amendment.

      If the amendment is adopted, the Board of Directors will be able to issue some or all of the additional authorized shares without shareholder approval.

      If this proposal is adopted,  the text of the revised  first  paragraph of
Section 4 of the Company's Articles of incorporation will be amended to read as follows:

      The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares consisting of shares of common stock.

      The Articles of incorporation currently authorizes the issuance of up to 100,000,000 shares, consisting of shares of Common Stock. As of July 31, 2001 the Company had 94,489,916 shares of Common Stock and no shares of preferred stock outstanding.

Reasons for and the Effect of the Increase in Number of Authorized Shares.

      The Board of Directors believes that it is in the best interest of the Company and its stockholders to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. The primary use of the shares will be to raise financing to fund the Company's operations. Other business needs and actions may include stock dividends, stock splits, employee benefit programs, corporate business combinations, funding of business acquisitions, and other corporate purposes.

      The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon earnings per share or the proportionate voting power of the present stockholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present stockholders, such issuance could have a dilutive effect on the earnings per share and voting powers of present stockholders.

      The Company is planning to use approximately 50,000,000 shares for sale in private placements and/or public offerings to fund its operations. The actual number of shares issued will depend on various factors, including the market price of the Company's stock at the time of such transactions.

      In addition, although the issuance of shares of Common Stock in certain instances may have the effect of forestalling a takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and this amendment to the Articles of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

      The authorized shares of Common Stock in excess of those currently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or regulations.

      Approval of the amendment requires the affirmative vote of a majority of the outstanding Common Stock of the Company.

   PROPOSAL NO. 2-TO AUTHORIZE A CLASS OF 25,000,000 SHARES OF PREFERRED STOCK

      The Board of Directors of the Company is requesting authorization and an amendment to the Company's articles of incorporation providing for the authorization of a class of 25,000,000 shares of preferred stock (the "Preferred Stock"). The Preferred Stock may be issued in series have such rights and preferences as the Board of Directors of the Company may from time to time determine.

      The Company has no present plans for the issuance of any shares of Preferred Stock. However, the Board believes that the availability of Preferred Stock may be useful for potential financial and acquisition transactions.

      In addition, although the issuance of shares of Preferred Stock in certain instances may have the effect of forestalling a takeover, the Board does not intend or view the authorization of Preferred Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and this amendment to the Articles of Incorporation is not being recommended in response to any specific effort which the Company is aware to obtain control of the Company.


      Approval of the amendment requires the affirmative vote of a majority of the outstanding common stock of the Company.


    PROPOSAL NO. 3-TO AMEND TO COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE
        FOR INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS

      The Company is proposing to add a new Article VIII to its Articles of Incorporation to read as follows:

      "The Company shall indemnify and hold harmless its officers, directors, employees, and agents from actions arising from their service to the Company in any such capacity, to the fullest extent permitted by law."

      The Company believes that indemnification of such persons is necessary if the Company is to attract and retain persons to serve in such capacities. The Board has authorized such amendment and is recommending it for approval by shareholders. The effect of the amendment would be to require indemnification of such persons by the Company in all circumstances in which Florida law permits such indemnification.

      Approval of the amendment requires the affirmative vote of a majority of the outstanding common stock of the Company.

                                 OTHER BUSINESS

      At the time of the preparation of this Proxy Statement, the Company's Board of Directors had not been informed of any other matters that would be presented for action at the Special Meeting. If any other matters are properly presented, the persons named in the accompanying form of Proxy will vote or refrain from voting in accordance with their best judgment.

                           2002 SHAREHOLDER PROPOSALS


      Shareholders who wish to include proposals for action at the Company's 2002 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than June 30, 2002. Such proposals should be addressed to the Company's Secretary, and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Shareholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 2002 Annual Meeting must, in accordance with the Company's Bylaws, provide timely written notice of the matter to the Secretary of the Company. To be timely, a shareholder's written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more then 90 days prior to the Annual Meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made, whichever first occurs. Any notice to the Secretary must include as to each matter the shareholder proposes to bring before the meeting:
(i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and record address of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal;
(iii) the class and number of shares of the Company's stock which are beneficially owned by the shareholder and (iv) any financial interest of the shareholder in such proposal.


                                              By Order of the Board of Directors

                                              Roger May
                                              Chairman & Chief Executive Officer

                                   APPENDIX A

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

                            PROXY FOR SPECIAL MEETING

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking all previous proxies, hereby appoints Roger May and Wayne Danson, or either of them (the "Proxies"), as attorneys and proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Advanced Communications Technologies, Inc. (the "Company") registered in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held on September 11, 2001 at any adjournment thereof.

      The shares represented hereby will be voted as directed by this Proxy. If no direction is made, the Proxies will not vote such shares FOR the matters proposed for action at the Meeting.


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

I. AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION


      / / FOR / / AGAINST authorization of an amendment to the Company's Articles of Incorporation increasing its authorized shares of Common Stock from 100,000,000 to 200,000,000.


II. AUTHORIZATION OF PREFERRED STOCK


      / / FOR / / AGAINST authorization of an amendment to the Company's Articles of Incorporation authorizing a class of 25,000,000 shares of Preferred Stock.


III. AUTHORIZATION OF AMENDMENT TO ARTICLES OF INCORPORATION FOR INDEMNIFICATION

      / / FOR / / AGAINST  authorization of amendment to the Company's  Articles
of  Incorporation   authorizing   indemnification  of  the  Company's  officers,
directors, employees, and agents to the fullest extent permitted by law.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                            ------------------------------------
                                            Signature of Stockholder

                                            ------------------------------------
                                            Signature if held jointly

                                            Date: ___________________, 2001


                        Note: Please sign exactly as name appears  hereon.  When
                              shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should also indicate when signing. If a corporation, please sign in full corporate name by president, or other authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy may be mailed, postage-free, in the enclosed envelope.


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